UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

PHOCAS REAL ESTATE FUND

ANNUAL REPORT
December 31, 2010

February 25, 2011

Phocas Real Estate Fund (PHREX)

No lumps of coal for domestic securitized commercial real estate investors in the fourth quarter.  The rally was broad-based and across all sectors.  On a property sector basis, Industrial, Lodging, Shopping Centers, Apartments and Regional Malls outperformed while Self Storage, Manufactured Homes, Mixed, Office, Health Care, Specialty and Diversified underperformed REITs overall.

Investors may receive some help in early 2011, as there are some reasonable tailwinds including accelerating internal growth, ramping external growth, increasing dividends, corporate earnings growth, increased capital flow and a very competitive cost of capital advantage.  Additionally, there is the macro economic backdrop that generally continues to be supportive to REITs absolute and relative value.  Housing seems to have stabilized, and unemployment probably won’t get worse.  Also, given today’s low interest rates, the overall equity market remains underpriced relative to history.

On the other hand, this is not to say we are out of the woods quite yet.  We still have many concerns: deflation threats, record commodity pricing levels globally, domestic unemployment rates that remain very high by historical standards and lending that continues to be anemic despite excess liquidity offered by the Federal Reserve.  In addition, we have a mountain of debt accumulating at the Federal level.  The U.S. budget deficit is estimated to be $1.4 trillion in 2011, which, if left unattended, could easily cause the dollar to weaken further, and push US interest rates higher.  Ah yes, higher interest rates.  This is a major concern among REIT investors.  In reality though, higher interest rates should be commensurate with faster net operating income (“NOI”) growth.  Thus, some of the theoretical downside in REIT prices could be absorbed with higher NOI.

In either case, we remain concerned that much of the improvement in the domestic economy is already embedded in the valuation of most stock prices today.  To be somewhat redundant, we continue to believe stock selection will be critical for continued success.

Sector Performance Summary

Looking forward, pricing may be driven by the ever increasing demand for space.  In fact, according to Tier1 Research, 2011 demand growth is projected to be 14% versus supply growth of 6.5%.  The spread widens in 2012 with projected demand growth of 16% versus 7% growth in supply.

Following, please see a breakdown of performance and yields by sector for the calendar periods depicted in the chart.

Sector	2010	2009	Yield
Industrial/Office	17.0%	29.2%	3.7%
Office	18.4%	35.5%	3.4%
Industrial	18.9%	12.2%	3.5%
Mixed	8.8%	34.9%	5.5%
Retail	33.4%	27.2%	3.5%
Shopping Centers	30.8%	-1.7%	3.6%
Regional Malls	34.6%	63.0%	3.1%
Free Standing	37.4%	25.9%	5.5%
Residential	46.0%	30.8%	3.3%
Apartments	47.0%	30.4%	3.3%
Manufactured Homes	27.0%	40.9%	3.8%
Diversified	23.8%	17.0%	3.8%
Lodging/Resorts	42.8%	67.2%	1.4%
Health Care	19.2%	24.6%	5.3%
Self Storage	29.3%	8.4%	3.1%
Specialty	4.3%	31.5%	2.9%
Equity REIT Index	27.9%	28.0%	3.5%
All figures include dividends.  Source: NAREIT

Fund Performance

For the six months ended December 31, 2010, the Fund’s performance was 17.70% compared to 15.06% for the S&P 500® Index and 21.22% for the NAREIT Equity Index.  For all of 2010, the Fund returned 22.50% compared to 15.06% for the S&P 500® Index and 27.95% for the NAREIT Equity Index.

Fund Contributors

Despite underperforming for the year, the Fund’s holding in ProLogis (PLD) began its long awaited recovery during the fourth quarter.  Overall, it appears that Industrial property fundamentals are recovering.  When combining this with increased global demand for build to suit industrial properties, we believe PLD’s future looks bright.  ProLogis is targeting $800MM to $1B in new development starts in 2011.  In fact, the company recently sold two of its build-to-suit development projects, Sendai and Scotland, as better opportunities presented themselves.

Another area that benefited the Fund during the quarter was Apartments.  The apartment market appears to be in full recovery.  Companies throughout the sector are pushing renewal rates as tenants stay put and forgo making large home purchase decisions.  The general consensus among apartment management teams at NAREIT, November 2010, was that the full occupancy in studios and one bedroom units is a good indicator that multifamily unbundling is happening, further driving demand.  With supply in check, the next three to five years could be some of the best years given the limited appetite for single family homes and growth in renter population.

Detractors

As expected, when the REIT market is surging upward, the laggards tend to be in the more conservative and stable sectors such as Self Storage and Healthcare.  While these sectors did underperform the market, the Fund’s positions in Digital Realty Trust, Inc. (DLR) and DuPont Fabros Technology, Inc. (DFT) drove the majority of the portfolio underperformance relative to the Index, as discussed above.  Within the Health Care sector, Cogdell Spencer, Inc. (CSA) continued to underperform the Index as development opportunities have become more difficult given the increase in competition from general commercial construction companies.  The increased competition is driven by the lack of construction opportunities in other real estate markets, but we continue to believe that CSA has some competitive advantages over other developers who are new to the sector.

Portfolio Positioning

Roughly half of the fourth quarter’s repositioning revolved around General Growth Properties (GGP) exiting bankruptcy.  Despite a wide valuation range amongst sell side analysts, we believe- the majority of the upside in GGP was a result of a complete lack of capital expenditures while in bankruptcy and the value creation that was available through this low hanging fruit relative to peers.  In addition, we were opportunistic regarding the sale of First Potomac Realty Trust (FPO), the paring down of DFT, and redeployment of the proceeds into Kimco Realty Corporation (KIM) and Essex Property Trust, Inc. (ESS), respectably.

The repositioning continued during the fourth quarter, with a view through at least year end 2011, and included paring down two of the portfolio’s largest positions and core names, Alexandria Real Estate Equities, Inc. (ARE) and Simon Property Group, Inc. (SPG) in favor of more economically sensitive companies, and sectors, in Brandywine Realty Trust (BDN) and Host Hotels & Resorts, Inc. (HST).

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Real Estate Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Real Estate Fund is more exposed to individual stock volatility than a diversified fund.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings as of December 31, 2010. Current and future portfolio holdings are subject to risk.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded, and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

It is not possible to invest directly in an index.

Phocas Real Estate Fund

Comparison of the change in value of a $10,000 investment in the
Phocas Real Estate Fund vs the S&P 500® Index and the NAREIT Equity Index

Average Annual Total Return:
	1 Year	Since Inception*
Phocas Real Estate Fund	22.50%	0.06%
S&P 500® Index	15.06%	0.74%
NAREIT Equity Index	27.95%	-1.42%
Total annual fund operating expenses: 6.47%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held 90 days or less. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate. The figures above reflect all dividends reinvested.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  Commencement of operations on September 29, 2006.

Phocas Real Estate Fund

EXPENSE EXAMPLE – December 31, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/10 – 12/31/10).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% for the Real Estate Fund per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Phocas Real Estate Fund

EXPENSE EXAMPLE – December 31, 2010 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Actual	$1,000.00	$1,177.00	$8.23
Hypothetical (5% return	$1,000.00	$1,017.64	$7.63
before expenses)

*
Expenses are equal to an annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS – December 31, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares	COMMON STOCKS - 98.19%	Value
	Apartments - 14.06%
1,843	AvalonBay Communities, Inc.	$207,429
5,165	Equity Residential	268,322
732	Essex Property Trust, Inc.	83,609
710	Mid-America Apartment Communities, Inc.	45,078
		604,438
	Diversified - 7.54%
4,603	Colonial Properties Trust	83,084
1,680	Entertainment Properties Trust	77,700
1,961	Vornado Realty Trust	163,410
		324,194
	Health Care - 7.15%
19,328	Cogdell Spencer, Inc.	112,103
3,715	Ventas, Inc.	194,963
		307,066
	Hotels - 7.78%
5,057	Host Hotels & Resorts, Inc.	90,369
7,015	LaSalle Hotel Properties	185,196
11,111	Strategic Hotels & Resorts, Inc. (a)	58,777
		334,342
	Office Property - 21.55%
5,254	Alexandria Real Estate Equities, Inc.	384,908
3,058	Boston Properties, Inc.	263,294
2,012	Kilroy Realty Corp.	73,378
3,032	SL Green Realty Corp.	204,691
		926,271
	Regional Malls - 14.96%
5,022	General Growth Properties, Inc.	77,741
10,968	Glimcher Realty Trust	92,131
4,755	Simon Property Group, Inc.	473,075
		642,947
	Shopping Centers - 9.15%
4,424	Acadia Realty Trust	80,694
1,819	Federal Realty Investment Trust	141,754
9,479	Kimco Realty Corp.	171,001
		393,449

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	Specialty - 6.52%
1,299	Digital Realty Trust, Inc.	$66,950
10,017	DuPont Fabros Technology, Inc.	213,062
		280,012
	Storage - 3.76%
1,592	Public Storage, Inc.	161,461
	Warehouse/Industrial - 5.72%
2,297	AMB Property Corp.	72,838
11,973	ProLogis	172,890
		245,728
	TOTAL COMMON STOCKS
	(Cost $3,274,787)	4,219,908

	SHORT-TERM INVESTMENTS - 1.71%
73,435	AIM STIT-STIC Prime Portfolio -
	Institutional Class, 0.15% (b)	73,435
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $73,435)	73,435

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $3,348,222) - 99.90%	4,293,343
	Other Assets in Excess
	of Liabilities - 0.10%	4,489
	NET ASSETS - 100.00%	$4,297,832

(a)Non-income producing security.
(b)Rate shown is the 7-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2010

ASSETS
Investments in securities, at value (identified cost $3,348,222)	$4,293,343
Receivables:
Due from Advisor (Note 4)	15,381
Dividends and interest	22,780
Other receivables	1,243
Prepaid expenses	1,771
Total assets	4,334,518
LIABILITIES
Payables:
Audit fees	16,700
Fund accounting fees	4,425
Transfer agent fees and expenses	4,424
Administration fees	2,719
Distribution fees	2,492
Custody fees	2,065
Chief Compliance Officer fee	1,333
Shareholder reporting	1,739
Accrued other expenses	789
Total liabilities	36,686
NET ASSETS	$4,297,832
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$4,297,832
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	229,666
Net asset value, offering and redemption price per share	$18.71
COMPOSITION OF NET ASSETS
Paid-in capital	$4,523,053
Undistributed net investment income	1,276
Accumulated net realized loss on investments	(1,171,618)
Net unrealized appreciation on investments	945,121
Net assets	$4,297,832

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

INVESTMENT INCOME
Income
Dividends	$80,837
Interest	125
Total income	80,962
Expenses
Adminstration fees (Note 4)	32,674
Advisory fees (Note 4)	27,660
Fund accounting fees (Note 4)	27,084
Transfer agent fees and expenses (Note 4)	21,660
Audit fees	16,700
Distribution fees (Note 5)	9,220
Custody fees (Note 4)	8,763
Legal fees	7,896
Trustee fees	6,446
Chief Compliance Officer fee (Note 4)	5,500
Reports to shareholders	3,335
Miscellaneous expenses	3,320
Insurance expense	2,717
Registration fees	2,707
Total expenses	175,682
Less: advisory fee waiver and expense reimbursement (Note 4)	(120,363)
Net expenses	55,319
Net investment income	25,643
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	274,295
Net change in unrealized appreciation on investments	458,697
Net realized and unrealized gain on investments	732,992
Net Increase in Net Assets Resulting from Operations	$758,635

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$25,643	$48,967
Net realized gain (loss) on investments	274,295	(504,965)
Net change in unrealized
appreciation on investments	458,697	1,157,493
Net increase in net assets
resulting from operations	758,635	701,495
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(42,958)	(54,251)
Total distributions to shareholders	(42,958)	(54,251)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	514,025	(272,719)
Total increase in net assets	1,229,702	374,525
NET ASSETS
Beginning of year	3,068,130	2,693,605
End of year	$4,297,832	$3,068,130
Accumulated net investment income	$1,276	$18,591

(a)A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	49,180	$825,101	8,064	$84,875
Shares issued on
reinvestments of
distributions	2,340	42,958	3,621	54,251
Shares redeemed	(20,650)	(354,034)	(39,529)	(411,845)
Net increase (decrease)	30,870	$514,025	(27,844)	$(272,719)

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

					September 29,
					2006*
					through
	Year Ended December 31,				December 31,
	2010	2009	2008	2007	2006
Net asset value,
beginning of period	$15.43	$11.88	$18.64	$21.90	$20.00
Income from
investment operations:
Net investment income	0.10	0.26	0.32 ^	0.18	0.20
Net realized and unrealized
gain (loss) on investments	3.37	3.56	(6.90)	(3.15)	1.86
Total from
investment operations	3.47	3.82	(6.58)	(2.97)	2.06
Less distributions:
From net investment income	(0.19)	(0.27)	(0.17)	(0.18)	(0.15)
From net realized
gain on investments	—	—	(0.02)	(0.11)	(0.01)
Total distributions	(0.19)	(0.27)	(0.19)	(0.29)	(0.16)
Redemption fees retained	—	—	0.01 ^	—	—
Net asset value, end of period	$18.71	$15.43	$11.88	$18.64	$21.90
Total return	22.50%	32.25%	-35.11%	-13.56%	10.34	%‡
Ratios/supplemental data:
Net assets, end of
period (thousands)	$4,298	$3,068	$2,694	$3,659	$1,187
Ratio of expenses to
average net assets:
Before expense
reimbursement	4.76%	6.47%	4.85%	5.00%	15.92	%†
After expense
reimbursement	1.50%	1.50%	1.50%	1.50%	1.50	%†
Ratio of net investment income
(loss) to average net assets:
Before expense
reimbursement	(2.57)%	(2.90)%	(1.38)%	(2.33)%	(10.55	)%†
After expense
reimbursement	0.69%	2.07%	1.97%	1.17%	3.87	%†
Portfolio turnover rate	65.76%	60.14%	98.56%	24.81%	10.46	%‡

*Commencement of operations.
†Annualized.
‡Not annualized.
^Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2010

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is long-term total investment return through a combination of capital appreciation and current income.  The Fund commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

      regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.   Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

F.   Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the year ended December 31, 2010, the Fund retained no redemption fees.

G.   REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.  Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes – Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity (REITS)
Apartments	$604,438	$—	$—	$604,438
Diversified	324,194	—	—	324,194
Health Care	307,066	—	—	307,066
Hotels	334,342	—	—	334,342
Office Property	926,271	—	—	926,271
Regional Malls	642,947	—	—	642,947
Shopping Centers	393,449	—	—	393,449
Specialty	280,012	—	—	280,012
Storage	161,461	—	—	161,461
Warehouse/Industrial	245,728	—	—	245,728
Total Equity (REITS)	4,219,908	—	—	4,219,908
Short-Term Investments	73,435	—	—	73,435
Total Investments
in Securities	$4,293,343	$—	$—	$4,293,343

There were no significant transfers into and out of Levels 1 and 2 during the current period represented.

See Schedule of Investments for additional detail.

New Accounting Pronouncement – On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is in for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Phocas Financial Corporation (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended December 31, 2010, the Fund incurred $27,660 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of the Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended December 31, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $120,363 for the Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2011	2012	2013	Total
$107,424	$117,654	$120,363	$345,441

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended December 31, 2010, the Fund incurred $32,674 in administration fees.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

U.S. Bancorp Fund Services, LLC (“USBFS” of the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  For the year ended December 31, 2010, the Fund incurred $27,084 in fund accounting fees and $16,994 transfer agent fees (excluding out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the year ended December 31, 2010, the Fund incurred $8,763 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the year ended December 31, 2010, the Fund was allocated $5,500 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended December 31, 2010, the Fund paid the Distributor $9,220.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $2,822,340 and $2,367,438, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $515,000. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the year ended December 31, 2010, the Fund did not draw upon its line of credit.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to investments in real estate investment trusts.

The distributions paid by the Fund during the years ended December 31, 2010 and December 31, 2009 were characterized as follows:

	12/31/10	12/31/09
Ordinary income	$42,958	$54,251

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2010,  the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments for tax purposes (a)	$3,498,487
Gross tax unrealized appreciation	983,208
Gross tax unrealized depreciation	(188,352)
Net tax unrealized appreciation	794,856
Undistributed ordinary income	1,276
Undistributed long-term capital gain	—
Total distributable earnings	1,276
Other accumulated losses	(1,021,353)
Total accumulated losses	$(225,221)

(a)  Difference between book losses and tax losses is attributable to the tax treatment of wash sales.

At December 31, 2010, the Fund had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

2016	2017	Total
$520,392	$500,961	$1,021,353

Phocas Real Estate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Phocas Real Estate Fund

We have audited the accompanying statement of assets and liabilities of the Phocas Real Estate Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period September 29, 2006 (commencement of operations) to December 31, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund, as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and  for the period September 29, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2011

Phocas Real Estate Fund

NOTICE TO SHAREHOLDERS at December 31, 2010 (Unaudited)

For the year ended December 31, 2010, the Phocas Real Estate Fund designated $42,958 as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 6.29%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2010 was 5.13%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2010 was 0.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12 months Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30, 2010 is available without charge, upon request, by calling (866) 746-2271. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Fund’s Form N-Q is also available by calling (866) 746-2271.

Phocas Real Estate Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen by	Held During
and Age	Trust	Served	Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite	Independent	1	None.
(age 60)		term	Mutual Fund
615 E. Michigan Street		since	Consultant,
Milwaukee, WI 53202		January	(1995 to present);
		2011.	Advisor Corporate
Controller,
Transamerica
Fund Management
Company (1994
to 1995); Senior
Vice President,
Mutual Fund and
Custody Operations
(1992 to 1993);
Vice President and
Controller, Mutual
Fund Accounting,
American Capital
Mutual Funds
(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee, The
(age 74)		term	Financial		Forward Funds
615 E. Michigan Street		since	Consultant and		(35 portfolios).
Milwaukee, WI 53202		February	former Executive
		1997.	Vice President
and Chief
Operating Officer
of ICI Mutual
Insurance Company
(until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Independent
(age 76)		term	President, Hotchkis		Trustee from
615 E. Michigan Street		since	and Wiley Funds		1999 to 2009,
Milwaukee, WI 53202		May	(mutual funds)		E*TRADE
		2002.	(1985 to 1993).		Funds.

Phocas Real Estate Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen by	Held During
and Age	Trust	Served	Five Years	Trustee(2)	Past Five Years

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	None.
(age 71)		term	Senior Vice
615 E. Michigan Street		since	President, Federal
Milwaukee, WI 53202		February	Home Loan Bank
		1997.	of San Francisco.

Interested Trustee
		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund
	Held	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	None.
(age 63)	Trustee	term	U.S. Bancorp
615 E. Michigan Street		since	Fund Services,
Milwaukee, WI 53202		September	LLC (May 1991
		2008.	to present).

Officers
Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 63)	and Chief	term	LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Vice President, Compliance and
(age 43)	and	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	since	LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance and
(age 49)	and	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	since	LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Phocas Real Estate Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,
(age 53)	President,	term	LLC (February 2008 to present); General
615 E. Michigan Street	Chief	since	Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	September	(September 1995 to February 2008).
	Officer and	2009.
AML
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 45)		term	Bancorp Fund Services, LLC (May 2006 to
615 E. Michigan Street		since	present); Senior Counsel, Wells Fargo Funds
Milwaukee, WI 53202		June	Management, LLC (May 2005 to May 2006);
		2007.	Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-746-2271.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-746-2271 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Phocas Real Estate Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 8 and 9, 2010, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the Phocas Real Estate Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 27 and 28, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory .

2.THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2010 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.

Phocas Real Estate Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the three-year and since inception total returns, in line with its peer group average for the year-to-date total return, and above its peer group average for the one-year total return, but below its peer group median for the year-to-date and one-year total returns.

  The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-year and since inception total returns, but below its peer group median and average for the year-to-date and one-year total returns.

  The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found any differences to be reasonable.

3.THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate accounts invested in the Fund.

  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.50% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio was slightly higher than the median and average of its peer group.  The Board also noted that the contractual advisory fee was marginally above the average of its peer group and equal to the median of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were below the fees charged to the Advisor’s separately managed account clients and below or equal to the fees charged to the Advisor’s institutional clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Phocas Real Estate Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees for the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had sufficient resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Phocas Real Estate Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Phocas Real Estate Fund would be in the best interest of the Fund and its shareholders.

Phocas Real Estate Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA 94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
77 East 55th Street
New York, NY 10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 746-2271

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$13,900	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date    3/3/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date    3/3/11

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    3/3/11

* Print the name and title of each signing officer under his or her signature.